Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of December 4th, 2017 by and among AVALON HOLDINGS CORPORATION, an Ohio corporation ("Avalon Holdings"), AVALON RESORTS AND CLUBS, INC., an Ohio corporation ("Avalon Resorts and Clubs"), AVALON CLUBS, INC., an Ohio corporation ("Avalon Clubs"), AVALON RESORTS, INC., an Ohio corporation ("Avalon Resorts"), AVALON GOLF AND COUNTRY CLUB, INC., an Ohio corporation ("Avalon Golf and CC"), AVALON LAKES GOLF, INC., an Ohio corporation ("Avalon Lakes Golf"), AVALON COUNTRY CLUB AT SHARON, INC., a Pennsylvania corporation ("Avalon CC at Sharon"), AVALON RESORT AND SPA, LLC, an Ohio limited liability company ("Avalon Resort and Spa"), THE HAVANA CIGAR SHOP, INC., an Ohio corporation ("Havana"), AVALON TRAVEL, INC. an Ohio corporation ("Avalon Travel"), and TBG, INC., an Ohio corporation ("TBG" and, together with Avalon Holdings, Avalon Resorts and Clubs, Avalon Clubs, Avalon Golf and CC, Avalon Lakes Golf, Avalon CC at Sharon, Avalon Resort and Spa, Havana and Avalon Travel, the "Borrowers"), and LAUREL CAPITAL CORPORATION, a Pennsylvania business corporation (the "Lender"), and amends the Loan and Security Agreement dated December 20, 2016 among the Borrowers and the Lender (the "Original Loan Agreement" and, together with this Amendment, the "Agreement". Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Original Agreement.

RECITALS:

A.     Pursuant to the Original Agreement, the Lender has made a term loan to the Borrowers in the principal amount of $12,000,000 (the "2016 Loan").

B.     The 2016 Loan was used by the Borrowers to finance the costs of a project consisting of (i) repaying and retiring the Borrowers' existing secured line of credit from Home Savings and Loan Company of Youngstown, Ohio (the "Existing Line of Credit"), (ii) paying the costs of renovating and expanding the Avalon Inn and Resort facility, and (iii) paying the transaction costs relating to the 2016 Loan.

C.     The Borrowers and the Lender wish to amend the Original Agreement as hereinafter set forth.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.     Amendment to Section 1.1 of Original Agreement. Section 1.1 of the Original Agreement ("Definitions") is hereby amended by restating the definition of "Total Fixed Charges" in its entirety to read as follows:

"Total Fixed Charges" means the sum of interest expense, regularly scheduled payments of principal made on long term debt and capitalized lease obligations during the period being measured, and dividends and distributions.

2.      Amendment to Section 10.1 of Original Agreement. Section 10.1 of the Original Agreement ("Notices") is hereby amended by restating the notice addresses for the Lender to read as follows:

To the Lender:	Laurel Capital Corporation
6600 Brooktree Court, Suite 3000
Wexford, PA 15090-0839
Attn.: William C. Zopf, Jr.

With a copy to:

Eckert Seamans Cherin & Mellott, LLC
600 Grant Street, 44th Floor
Pittsburgh, PA 15219
Attn: Christopher J. Rayl, Esquire"

3.      Amendment to Page 1 of Original Agreement.  Page 1 of the Original Agreement is hereby amended by replacing, in the first and second lines of the first paragraph, the words "30th day of November, 2016 " with "20th day of December, 2016".

4. Confirmation of Original Agreement. All other provisions of the Original Agreement shall remain in full force and effect except as expressly modified hereby:

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IN WITNESS WHEREOF, this First Amendment to Loan and Security Agreement has been duly executed and delivered as of the date first written above.

BORROWERS: AVALON HOLDINGS CORPORATION By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Chief Financial Officer and Treasurer	AVALON CLUBS, INC. By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer

AVALON RESORTS, INC. By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer	AVALON GOLF AND COUNTRY CLUB, INC. By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer

AVALON LAKES GOLF, INC. By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer	AVALON COUNTRY CLUB AT SHARON, INC. By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer

AVALON RESORT AND SPA, LLC By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer	THE HAVANA CIGAR SHOP, INC. By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer

AVALON TRAVEL, INC. By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer	TBG, INC. By: /s/ Bryan P. Saksa Name: Bryan P. Saksa Title: Treasurer

lender: LAUREL CAPITAL CORPORATION By: /s/ William C. Zopf, Jr. Name: William C. Zopf, Jr. Title: Chief Executive Officer